UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
June 17, 2009

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report, other than statements of historical fact, are forward-looking statements, including those regarding: expected benefits from and effects of the merger transaction between HLTH Corporation and WebMD Health Corp. (the “Merger”) and the potential sale transaction with respect to Porex (the “Potential Porex Sale”). These statements speak only as of the date of this Current Report, are based on HLTH’s and WebMD’s current plans and expectations, and involve risks and uncertainties that could cause actual future events or results to be different than those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of HLTH’s and WebMD’s products and services; HLTH’s and WebMD’s relationships with customers and strategic partners; changes in the markets for auction rate securities; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, information technology and plastics industries. Further information about these matters can be found in HLTH’s and WebMD’s other Securities and Exchange Commission filings. In addition, there can be no assurances regarding: whether HLTH and WebMD will be able to complete the Merger or as to the timing of such transaction; or whether HLTH will be able to complete the Potential Porex Sale or as to the timing or terms of such transaction. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.

Item 1.01. Entry into a Material Definitive Agreement
     On June 17, 2009, HLTH Corporation and WebMD Health Corp. entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that HLTH will merge into WebMD, with WebMD continuing as the surviving company (the “Merger”). HLTH currently owns all 48.1 million outstanding shares of WebMD Class B Common Stock. The merger will eliminate both the controlling class of WebMD stock held by HLTH and WebMD’s existing dual-class stock structure. In the merger, the WebMD Class B shares will be retired and each outstanding share of HLTH Common Stock will be converted into 0.4444 shares of WebMD Common Stock. Shares of WebMD Class A Common Stock will remain outstanding and will be unchanged in the merger. A copy of the press release announcing the Merger is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
     The Merger Agreement contains customary representations, warranties and covenants that the parties made to each other, including, among others, covenants by each of HLTH and WebMD to conduct its business in the ordinary course between the signing of the Merger Agreement and completion of the Merger, and to maintain and preserve its business organizations and relationships during such period, except as contemplated by the Merger Agreement. A copy of the Merger Agreement will be filed as Exhibit 2.1 to this Current Report by an amendment to this Current Report in order to provide investors with information regarding the terms of the Merger Agreement and is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to HLTH or WebMD. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which either party may have the right not to consummate the Merger, or a party may have the right to terminate the Merger Agreement, if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocates risk between the parties, rather than establishing matters as facts. In addition, the representations and warranties contained in the Merger Agreement may also be subject to a contractual standard of materiality different from those generally applicable to investors.
Additional Information About the Proposed Merger of HLTH and WebMD and Where to Find It:
     In connection with the proposed Merger, HLTH and WebMD expect to file, with the SEC, a proxy statement/prospectus as part of a registration statement regarding the proposed transaction. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about HLTH and WebMD and the proposed transaction. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents when filed by HLTH and WebMD with the SEC at www.sec.gov or www.hlth.com or www.wbmd.com. Investors and security holders are urged to read the proxy statement/prospectus and other relevant material when they become available before making any voting or investment decisions with respect to the Merger.

Participants in the Merger
     HLTH, WebMD, their directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of HLTH and WebMD and their respective interests in the proposed transactions will be set forth or incorporated by reference in the proxy statement/prospectus that HLTH and WebMD will file with the SEC in connection with the proposed transaction. Information about the directors and executive officers of HLTH is available in Item 10 of HLTH’s Annual Report on Form 10-K for the Year Ended December 31, 2008, included in an Amendment to that Form 10-K filed with the SEC on April 30, 2009. Information about the directors and executive officers of WebMD is available in Item 10 of WebMD’s Annual Report on Form 10-K for the Year Ended December 31, 2008, included in an Amendment to that Form 10-K filed with the SEC on April 30, 2009. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus when it becomes available.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 17, 2009, between HLTH Corporation and WebMD Health Corp.

99.1	Press Release, dated June 18, 2009, regarding the Merger

*	To be filed by amendment. Exhibits and schedules to Exhibit 2.1 are omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish copies of any of the omitted exhibits and schedules to the Securities and Exchange Commission upon request.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: June 18, 2009	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

2.1*	Agreement and Plan of Merger, dated as of June 17, 2009, between HLTH Corporation and WebMD Health Corp.

99.1	Press Release, dated June 18, 2009, regarding the Merger

*	To be filed by amendment.

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